Properties	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Properties	Properties
The components of properties, net were as follows:

As of December 31,	2024	2023
Buildings	$0.3	$0.3
Machinery and office equipment	208.7	211.5
Internal-use software	180.9	177.1
Rental equipment	6.3	7.5
Total properties	$396.2	$396.4
Less - Accumulated depreciation and amortization	339.1	332.1
Properties, net	$57.1	$64.3
Long-lived assets to be sold are classified as held-for-sale in the period in which they meet all the criteria for the disposal of long-lived assets. The company measures assets held-for-sale at the lower of their carrying amount or fair value less cost to sell. At both December 31, 2024 and 2023, the company had $4.9 million of assets held-for-sale related to its data center facility located in Eagan, Minnesota. In 2021, the company determined that these assets met the criteria for classification of assets held-for-sale.
Since the assets have been held-for-sale for more than a year, the company evaluates whether (i) the company has taken all necessary actions to respond to the change in circumstances; (ii) the company is actively marketing the data center facility at a price that is reasonable; and (iii) the company continues to meet all of the criteria to continue to classify the assets as held-for-sale.
During 2022, the company recognized an asset held-for-sale write-down of $13.6 million, reducing the assets to its estimated current fair market value less costs to sell. The valuation report was considered a Level 2 input. The company is actively marketing this facility for sale and has identified a potential interested party. The company believes the classification continues to be appropriate and that all the criteria has been met to classify these assets as held-for-sale at December 31, 2024.